UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): September 7, 2004

                                   QT 5, INC.
               (Exact name of registrant as specified in charter)

       Delaware                         000-25022               721148906
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                            5655 Lindero Canyon Road
                           Westlake Village, CA 91362

       Registrant's telephone number, including area code: (818) 338-1510

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
             ITEM 5.03 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICER;
            ELECTION OF DIRECTORS; APPOINTMENT OF PRINICIPAL OFFICERS

(a) On September 7, 2004, Timothy J. Owens resigned as CEO and Chairman of the Board and Steven H. Reder resigned as a Director. Both resignations were for personal reasons not involving a disagreement with QT 5, Inc.

(b) On September 9, 2004, Steven H. Reder was terminated as President and Chief Financial Officer.

(c) On September 7, 2004, Edward W. Withrow, III was appointed as the Chairman of the Board, Chief Executive Officer, Acting Chief Financial Officer and President. In 1991, Mr. Withrow began his fifteen year entrepreneurial career as co-founder and principal in Box Office Partners, a foreign distribution and acquisition fund, spearheading the capitalization of their Box Office Partners 1, 2, and 3 Funds. He then became a principal in The Withrow Group in 1993, a Los Angeles based company developing and packaging filmed entertainment and shortly thereafter, in 1995, co-founded Family Store Entertainment, successfully producing educational entertainment for young children distributed through major U.S. grocery chains. In 1999, Mr. Withrow also co-founded Simplyfamily.com, an integrated vertical commerce community and one of the largest independent family based communities operating on the Internet. In 2002, Mr. Withrow then became the C.E.O. of Reward Enterprises, Inc., an international telecommunications company specializing in the emerging growth area of Voice over Internet Protocol
(VoIP). Mr. Withrow attended the University California Santa Barbara (UCSB).

      On July 21, 2004, Fred De Luca, Secretary, was appointed to the Board of Directors. Mr. De Luca practiced corporate law over a twenty nine year period until retiring to serve as legal consultant and board of directors member to various private and publicly traded companies. Mr. De Luca earned his under graduate degree at University California Los Angeles (UCLA) and his law degree at Southwestern University School of Law.


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Related Party Transactions

      QT 5, Inc. issued 140,448 shares of common stock to Mr. De Luca in 2003 and Mr. De Luca beneficially owns 199,500 common shares in QT 5, Inc., which were issued to SAGS, LLC in 2003, a limited liability company of which Mr. De Luca is the managing member. Also, in April, 2004 QT 5, Inc. issued a Secured Promissory Note to Mr. De Luca in the amount of $68,000 in payment of accrued compensation payable.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     QT 5, INC.

                                                     /s/ Fred De Luca
Date: September 22, 2004                             ---------------------------
                                                     Fred De Luca
                                                     Secretary

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